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                         SUPPLEMENT DATED MAY 1, 2001
                          TO THE PROFUNDS PROSPECTUS
                               DATED MAY 1, 2001

   As of May 1, 2001, the following ProFunds are not open for investment:
                                                 ---

Airlines UltraSector ProFund
Banks UltraSector ProFund
Basic Materials UltraSector ProFund
Consumer Cyclical UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund
Entertainment & Leisure UltraSector ProFund
Industrial UltraSector ProFund
Oilfield Equipment & Services UltraSector ProFund
Precious Metals UltraSector ProFund

   The Board of Trustees of ProFunds generally considers an initial investment of $5 million to be sufficient to warrant the opening of a ProFund. However, the Board of Trustees has authorized the officers of ProFunds, in their discretion, to permit an initial investment of a lesser amount.

         Investors should retain this supplement for future reference.